    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 2000.

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 H POWER CORP.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                    3629                                   22-3010742
    (State or other jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                   Identification No.)

                            ------------------------

                               1373 BROAD STREET
                           CLIFTON, NEW JERSEY 07013
                                 (973) 450-4400
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                         ------------------------------

                              DR. H. FRANK GIBBARD
                            CHIEF EXECUTIVE OFFICER
                                 H POWER CORP.
                               1373 BROAD STREET
                           CLIFTON, NEW JERSEY 07013
                                 (973) 450-4400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

         MERRILL M. KRAINES, ESQ.                      STEPHEN A. WEISS, ESQ.
        FULBRIGHT & JAWORSKI L.L.P.                   CLIFFORD E. NEIMETH, ESQ.
             666 FIFTH AVENUE                          GREENBERG TRAURIG, LLP
         NEW YORK, NEW YORK 10103                       THE METLIFE BUILDING
              (212) 318-3000                               200 PARK AVENUE
                                                      NEW YORK, NEW YORK 10166
                                                           (212) 801-9200

                         ------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-34234
    If this Form is a post-effective amendment filed pursuant to 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                    TITLE OF EACH CLASS                             PROPOSED MAXIMUM             AMOUNT OF
               OF SECURITIES TO BE REGISTERED                 AGGREGATE OFFERING PRICE (1)   REGISTRATION FEE
Common stock, $.001 par value per share.....................          $3,800,000                  $1,004

(1) Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

                         ------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCORPORATION BY REFERENCE

    The contents of the Registration Statement on Form S-1, as amended (File No. 333-34234) filed by H Power Corp. and declared effective August 8, 2000 are hereby incorporated by reference.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits.

5     Opinion of Fulbright & Jaworski L.L.P.

23.1  Consent of PricewaterhouseCoopers LLP

      Consent of Fulbright & Jaworski L.L.P. (contained in
23.2  Exhibit 5)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 9, 2000.

                                                       H POWER CORP.

                                                       By:             /s/ H. FRANK GIBBARD
                                                            -----------------------------------------
                                                                         H. Frank Gibbard
                                                               CHIEF EXECUTIVE OFFICER AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                /s/ H. FRANK GIBBARD                   Chief Executive Officer,
     -------------------------------------------         Director (principal           August 9, 2000
                  H. Frank Gibbard                       executive officer)

                                                       Chief Financial Officer,
                 /s/ WILLIAM L. ZANG                     Director (principal
     -------------------------------------------         financial and accounting      August 9, 2000
                   William L. Zang                       officer)

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                    Fong Saik Hay

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                   Rachel K. Lorey

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                   John McSweeney

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                      Ivan Roch

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                   Gary K. Willis

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                Howard L. Clark, Jr.

                          *                            Director
     -------------------------------------------                                       August 9, 2000
                  Leonard A. Hadley

*By:                   /s/ WILLIAM L. ZANG
             --------------------------------------
                         William L. Zang
                        Attorney-in-fact

                                      II-8